Exhibit 10.7.1

THIRD AMENDMENT

TO

INDUSTRIAL REAL ESTATE LEASE

(SINGLE-TENANT FACILITY)

(Bert Drive, Hollister)

This Third Amendment to Industrial Real Estate Lease (Single-Tenant Facility) (the “Third Amendment”) is entered into as of April 1, 2003 (the “Effective Date”) by and between CARMEL RIVER, LLC, a Delaware limited liability company (“Carmel”) and VANVALKENBURGH INVESTMENTS, LLC, a Delaware limited liability company (“VVI”) as successors in interest to Carl D. Panattoni (“Panattoni”) and John E. Van Valkenburgh (“Van Valkenburgh”) (collectively, the “Landlord”) and WEST MARINE PRODUCTS, INC., a California corporation (the “Tenant”).

RECITALS

A.	Landlord and Tenant entered into that certain Industrial Real Estate Lease (Single-Tenant Facility) dated June 15, 1995 with Addendum, as amended by that certain Addendum to Lease dated June 3, 1996, First Amendment to Industrial Real Estate Lease (Single-Tenant Facility) dated March 3, 1999 and Second Amendment to Industrial Real Estate Lease (Single-Tenant Facility) dated June 11, 2002 (“Second Amendment”) (collectively, the “Lease”), for those certain premises located at 2395 Bert Drive in the City of Hollister, County of San Benito, State of California (the “Property”). On April 5, 2002, Panattoni and Van Valkenburgh assigned all of their right, title and interest in and to the Lease to Carmel and VVI.

B.	On May 22, 2002, Tenant exercised Tenant’s option to expand the Building (as defined in the Lease) pursuant to Section 1.04 of the Addendum to Lease by delivering written notice to Landlord. Landlord and Tenant entered into the Second Amendment to further clarify and amend Section 1.04 of the Addendum regarding the Expansion Space among other agreements by the parties as contained in the Second Amendment.

C.	Landlord and Tenant now hereby desire to further amend the Lease in order to reflect the commencement date of the Expansion Space, the size of the Expansion Space, and other matters as herein set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreement of Landlord and Tenant hereto to the terms and conditions set forth below, the Landlord and Tenant agree as follows:

AGREEMENT

1.	The Expansion Space in the Building on the Property consists of seventy eight thousand (78,000) square feet. The commencement date of the term of lease of the Expansion Space shall be April 1, 2003. The rent for the Expansion Space shall be the same as the rent for the Original Space subject to the current lease year (such rent for the Expansion Space being $0.329 per square foot per month or $25,662.00 per month). The term of the Lease for the Expansion Space shall be coterminous with the Lease Term of the Original Space, such term of the Lease for the Expansion Space being April 1, 2003 to February 3, 2011, subject to the Option to Extend the Lease Term as contained in the Section 1.05 (b) of the Addendum to Lease. Tenant shall have no further right to expand the Building on the Property.

2.	Except as modified by this Third Amendment, the Lease, its Addendum, Exhibits, riders, and amendments are ratified, affirmed, in full force and effect, and incorporated herein by this reference. This Third Amendment is intended to modify the Lease and shall be deemed to amend any language in the Lease which is read or interpreted contrary to the agreements set forth herein. Any covenant or provision of the Lease which is not inconsistent with this Third Amendment, shall remain in full force and effect. Any capitalized term contained herein not otherwise defined herein shall have the same meaning set forth in the Lease.

3.	This Third Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

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[Signatures begin on next page]

SIGNATURE PAGE

IN WITNESS WHEREOF, the Landlord and Tenant have executed this Third Amendment as of the date set forth below.

LANDLORD:

CARMEL RIVER, LLC,

A Delaware limited liability company

By:	/s/ CARL D. PANATTONI
Carl D. Panattoni, Trustee of the Panattoni Living Trust, Dated April 8, 1998, Sole Member

Date: April __, 2003

VAN VALKENBURGH INVESTMENTS, LLC,

A Delaware limited liability company

By:	/s/ JOHN E. VALKENBURGH
John E. Van Valkenburgh, Trustee of the Van Valkenburgh Revocable Trust, Dated January 14, 1988, Sole Member

Date: April __, 2003

TENANT:

WEST MARINE PRODUCTS, INC.,

A California corporation

By:	/s/ FRANK G. FAWCETT
Name:	Frank G. Fawcett
Its:	A.V.P.

By:	/s/ LINDA I LEYBA
Name:	Linda I Leyba
Its:	Senior Director

Date: April 3, 2003